                                  EXHIBIT 10.2

                      AMENDED AND RESTATED PROMISSORY NOTE


July 28, 2000                                                       $450,000.00


         FOR VALUE RECEIVED, the undersigned, Fresh America Corp. ("Maker"), hereby promises to pay to Henry Beyer ("Payee") the principal amount of $450,000.00, together with interest on the outstanding portion thereof for the period such sums are unpaid, all in accordance with the provisions of this Note.

Payment of Principal and Interest.
---------------------------------

                  (a) The principal of and interest upon this Note shall be due and payable as follows:

                           1.       $30,000, on or before July 31, 2000;
                           2. Twenty-four (24) monthly payments of $11,250 due on the first day of each calendar month commencing September 1, 2000 and continuing thereafter until August 1, 2002;
                           3.       $105,000, payable on January 1, 2002;
                           4.       $45,000, payable on August 1, 2002; and
                           5. Interest will accrue on the unpaid principal balance and will be paid or cancelled in accordance with paragraph 3 hereinbelow.

                  Should any payment on this Note be due and payable on any day other than a business day, the maturity thereof will be extended to the next succeeding business day and interest will be payable with respect to such extension.

                  (b) Subject to the preceding paragraph, interest hereunder shall be computed on the basis of the actual number of days elapsed based on a 365 or 366 day year, as the case may be, and will accrue at an annual rate of ten percent (10%).

                  (c) Notwithstanding any provision to the contrary contained in this Note, it is expressly agreed and provided that the total liability of Maker hereunder for payments in the nature of interest shall not exceed the maximum lawful rate authorized under the laws of the State of Texas or such greater rate as may be authorized by other governmental authority applicable to the indebtedness evidenced hereby (the "Maximum Rate"), and, without limiting the foregoing, in no event shall the rate of interest or default


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

                           interest, or both of them, when aggregated with any other sums in the nature of interest which Maker may be obligated to pay hereunder exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to this
                           Note is increased or decreased by statute or any official action of the State of Texas or the United States of America subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate of interest applicable to this Note from the effective date forward, unless such application is precluded by applicable statute, official action, or rule of law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid to the holder of this Note by Maker in connection with the indebtedness evidenced by this Note, such excess shall be applied by the holder to the unpaid principal balance of this Note or be refunded to Maker, the manner of handling such excess to be at the holder's election.

         6. Voluntary Prepayments. Maker may voluntarily prepay all or any part of the outstanding principal amount and all accrued interest on this Note at any time and from time to time without premium or penalty. Any payments made to Payee by Maker hereunder will be applied to principal in the inverse order of maturities.

         7. Payment of Interest. If every principal payment due hereunder is paid within ten days of its respective due date, then all accrued and unpaid interest on the principal amount hereof shall be cancelled, and this Note shall be paid in full. If, however, any principal payment is not made within ten days of its respective due date, the accrued interest provided for in paragraph 1 above will become due and payable on the earlier of July 1, 2002, or the date that the Payee elects to declare the entire unpaid balance of principal and accrued interest immediately due and payable under paragraph 11 below.

         8. Waivers. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Maker.

         9. Events of Default. An "Event of Default" will exist hereunder if any one or more of the following events occurs and is continuing:

                  (a) Maker fails to pay when due any of the payments set forth in paragraph 1 (a) above within ten days after the due date for the respective payment;

                  (b) Maker (i) applies for or consents to the appointment of a receiver, trustee, custodian, intervenor or liquidator of Maker or of all or a substantial part of its assets, (ii) files a voluntary petition in bankruptcy, admits in writing that it is unable to pay its debts as they become due, (iii) makes a general assignment for the benefit of creditors, (iv) files a petition or answer


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                           seeking reorganization or an arrangement with
                           creditors or to take advantage of, or consents to, or defaults in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or (vi) takes corporate action for the purpose of effecting any of the foregoing;

                  (c) An involuntary petition or complaint is filed against Maker seeking bankruptcy or reorganization or the appointment of a receiver, custodian, trustee, intervenor or liquidator of Maker, or of all or substantially all of its assets, and such petition or complaint is not dismissed within 30 days of the filing thereof, or an order, order for relief, judgment or decree is entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of Maker or appointing a receiver, custodian, trustee, intervenor or liquidator of Maker, or of all or substantially all of its assets; or

                  (d) Maker breaches its agreement to issue warrants for 90,000 shares of Maker's common stock within five business days of the date hereof pursuant to that certain Amendment to Stock Purchase Documents, dated the date hereof, by and among Maker, Payee and the other sellers party thereto, or Maker fails to issue shares of its common stock to Payee upon proper exercise of such warrant.

         10. No Setoff for Purchase Agreement. Maker acknowledges that payment under this Note may not be withheld, excused or setoff for any indemnification or other claim that Maker may have against Payee for breaches of the Stock Purchase Agreement, dated October 30, 1998, by and among Maker, Payee and the other shareholders party thereto, or any other document executed in connection therewith.

         11. Remedies. Upon the occurrence of any Event of Default, the holder hereof may, at its option, declare the entire unpaid balance of principal and accrued interest on this Note to be immediately due and payable; provided that upon the occurrence of any of the Events of Default pursuant to paragraph 9(b) or 9(c) above, this Note will, without any action by Payee, immediately become due and payable without demand for payment, presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and intention to accelerate or any other notice, all of which are expressly waived by Maker.

         12. Binding Effect. This Note will be binding on and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns.


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

         13. Attorneys Fees. Upon the bringing of any legal action to enforce the terms of this Note, the prevailing party will be entitled recovery of its reasonable attorneys' fees and all costs incurred in addition to any other relief that such party may be entitled to.

         14. Amendment and Restatement. This Note is given in amendment, restatement, renewal and extension of that certain Promissory Note, dated November 1, 1998, in the original principal amount of $1,050,000 by Maker payable to the order of Payee.

         Executed as of the date first written above.

                                     FRESH AMERICA CORP.


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------




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




                      AMENDED AND RESTATED PROMISSORY NOTE


July 28, 2000                                                      $525,000.00


         FOR VALUE RECEIVED, the undersigned, Fresh America Corp. ("Maker"), hereby promises to pay to Sam Perricone, Sr. ("Payee") the principal amount of $525,000.00, together with interest on the outstanding portion thereof for the period such sums are unpaid, all in accordance with the provisions of this Note.

Payment of Principal and Interest.


                  (a) The principal of and interest upon this Note shall be due and payable as follows:

                           1.       $35,000, on or before July 31, 2000;

                           2. Twenty-four (24) monthly payments of $13,125 due on the first day of each calendar month commencing September 1, 2000 and continuing thereafter until August 1, 2002;

                           3.       $122,500, payable on January 1, 2002;

                           4.       $52,500, payable on August 1, 2002; and

                           5. Interest will accrue on the unpaid principal balance and will be paid or cancelled in accordance with paragraph 3 hereinbelow.

                  Should any payment on this Note be due and payable on any day other than a business day, the maturity thereof will be extended to the next succeeding business day and interest will be payable with respect to such extension.

                  (b) Subject to the preceding paragraph, interest hereunder shall be computed on the basis of the actual number of days elapsed based on a 365 or 366 day year, as the case may be, and will accrue at an annual rate of ten percent (10%).

                  (c) Notwithstanding any provision to the contrary contained in this Note, it is expressly agreed and provided that the total liability of Maker hereunder for payments in the nature of interest shall not exceed the maximum lawful rate authorized under the laws of the State of Texas or such greater rate as may be authorized by other governmental authority applicable to the indebtedness evidenced hereby (the "Maximum Rate"), and, without limiting the foregoing, in no event shall the rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest which Maker may be obligated to pay hereunder exceed


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


                           such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to this Note is increased or decreased by statute or any official action of the State of Texas or the United States of America subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate of interest applicable to this Note from the effective date forward, unless such application is precluded by applicable statute, official action, or rule of law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid to the holder of this Note by Maker in connection with the indebtedness evidenced by this Note, such excess shall be applied by the holder to the unpaid principal balance of this Note or be refunded to Maker, the manner of handling such excess to be at the holder's election.

         6. Voluntary Prepayments. Maker may voluntarily prepay all or any part of the outstanding principal amount and all accrued interest on this Note at any time and from time to time without premium or penalty. Any payments made to Payee by Maker hereunder will be applied to principal in the inverse order of maturities.

         7. Payment of Interest. If every principal payment due hereunder is paid within ten days of its respective due date, then all accrued and unpaid interest on the principal amount hereof shall be cancelled, and this Note shall be paid in full. If, however, any principal payment is not made within ten days of its respective due date, the accrued interest provided for in paragraph 1 above will become due and payable on the earlier of July 1, 2002, or the date that the Payee elects to declare the entire unpaid balance of principal and accrued interest immediately due and payable under paragraph 11 below.

         8. Waivers. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Maker.

         9. Events of Default. An "Event of Default" will exist hereunder if any one or more of the following events occurs and is continuing:

                  (a) Maker fails to pay when due any of the payments set forth in paragraph 1 (a) above within ten days after the due date for the respective payment;

                  (b) Maker (i) applies for or consents to the appointment of a receiver, trustee, custodian, intervenor or liquidator of Maker or of all or a substantial part of its assets, (ii) files a voluntary petition in bankruptcy, admits in writing that it is unable to pay its debts as they become due, (iii) makes a general assignment for the benefit of creditors, (iv) files a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of, or consents to, or defaults in answering, a petition filed


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                           against it in any bankruptcy, reorganization or
                           insolvency proceeding, or (vi) takes corporate action for the purpose of effecting any of the foregoing;

                  (c) An involuntary petition or complaint is filed against Maker seeking bankruptcy or reorganization or the appointment of a receiver, custodian, trustee, intervenor or liquidator of Maker, or of all or substantially all of its assets, and such petition or complaint is not dismissed within 30 days of the filing thereof, or an order, order for relief, judgment or decree is entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of Maker or appointing a receiver, custodian, trustee, intervenor or liquidator of Maker, or of all or substantially all of its assets; or

                  (d) Maker breaches its agreement to issue warrants for 105,000 shares of Maker's common stock within five business days of the date hereof pursuant to that certain Amendment to Stock Purchase Documents, dated the date hereof, by and among Maker, Payee and the other sellers party thereto, or Maker fails to issue shares of its common stock to Payee upon proper exercise of such warrant.

         10. No Setoff for Purchase Agreement. Maker acknowledges that payment under this Note may not be withheld, excused or setoff for any indemnification or other claim that Maker may have against Payee for breaches of the Stock Purchase Agreement, dated October 30, 1998, by and among Maker, Payee and the other shareholders party thereto, or any other document executed in connection therewith.

         11. Remedies. Upon the occurrence of any Event of Default, the holder hereof may, at its option, declare the entire unpaid balance of principal and accrued interest on this Note to be immediately due and payable; provided that upon the occurrence of any of the Events of Default pursuant to paragraph 9(b) or 9(c) above, this Note will, without any action by Payee, immediately become due and payable without demand for payment, presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and intention to accelerate or any other notice, all of which are expressly waived by Maker.

         12. Binding Effect. This Note will be binding on and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns.

         13. Attorneys Fees. Upon the bringing of any legal action to enforce the terms of this Note, the prevailing party will be entitled recovery of its reasonable attorneys' fees and all costs incurred in addition to any other relief that such party may be entitled to.


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


         14. Amendment and Restatement. This Note is given in amendment, restatement, renewal and extension of that certain Promissory Note, dated November 1, 1998, in the original principal amount of $1,225,000 by Maker payable to the order of Payee.

         Executed as of the date first written above.


                              FRESH AMERICA CORP.


                              By:
                                 ---------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

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



                      AMENDED AND RESTATED PROMISSORY NOTE


July 28, 2000                                                      $525,000.00


   FOR VALUE RECEIVED, the undersigned, Fresh America Corp. ("Maker"), hereby promises to pay to the Sam Perricone Children's Trust ("Payee") the principal amount of $525,000.00, together with interest on the outstanding portion thereof for the period such sums are unpaid, all in accordance with the provisions of this Note.

Payment of Principal and Interest.


                  (a) The principal of and interest upon this Note shall be due and payable as follows:

                           1.       $35,000, on or before July 31, 2000;

                           2. Twenty-four (24) monthly payments of $13,125 due on the first day of each calendar month commencing September 1, 2000 and continuing thereafter until August 1, 2002;

                           3.       $122,500, payable on January 1, 2002;

                           4.       $52,500, payable on August 1, 2002; and

                           5. Interest will accrue on the unpaid principal balance and will be paid or cancelled in accordance with paragraph 3 hereinbelow.

                  Should any payment on this Note be due and payable on any day other than a business day, the maturity thereof will be extended to the next succeeding business day and interest will be payable with respect to such extension.

                  (b) Subject to the preceding paragraph, interest hereunder shall be computed on the basis of the actual number of days elapsed based on a 365 or 366 day year, as the case may be, and will accrue at an annual rate of ten percent (10%).

                  (c) Notwithstanding any provision to the contrary contained in this Note, it is expressly agreed and provided that the total liability of Maker hereunder for payments in the nature of interest shall not exceed the maximum lawful rate authorized under the laws of the State of Texas or such greater rate as may be authorized by other governmental authority applicable to the indebtedness evidenced hereby (the "Maximum Rate"), and, without limiting the foregoing, in no event shall the rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest which Maker may be obligated to pay hereunder exceed such Maximum Rate. It is agreed that if the maximum contract rate


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

                           of interest allowed by law and applicable to this
                           Note is increased or decreased by statute or any official action of the State of Texas or the United States of America subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate of interest applicable to this Note from the effective date forward, unless such application is precluded by applicable statute, official action, or rule of law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid to the holder of this Note by Maker in connection with the indebtedness evidenced by this Note, such excess shall be applied by the holder to the unpaid principal balance of this Note or be refunded to Maker, the manner of handling such excess to be at the holder's election.

         6. Voluntary Prepayments. Maker may voluntarily prepay all or any part of the outstanding principal amount and all accrued interest on this Note at any time and from time to time without premium or penalty. Any payments made to Payee by Maker hereunder will be applied to principal in the inverse order of maturities.

         7. Payment of Interest. If every principal payment due hereunder is paid within ten days of its respective due date, then all accrued and unpaid interest on the principal amount hereof shall be cancelled, and this Note shall be paid in full. If, however, any principal payment is not made within ten days of its respective due date, the accrued interest provided for in paragraph 1 above will become due and payable on the earlier of July 1, 2002, or the date that the Payee elects to declare the entire unpaid balance of principal and accrued interest immediately due and payable under paragraph 11 below.

         8. Waivers. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Maker.

         9. Events of Default. An "Event of Default" will exist hereunder if any one or more of the following events occurs and is continuing:

                  (a) Maker fails to pay when due any of the payments set forth in paragraph 1 (a) above within ten days after the due date for the respective payment;

                  (b) Maker (i) applies for or consents to the appointment of a receiver, trustee, custodian, intervenor or liquidator of Maker or of all or a substantial part of its assets, (ii) files a voluntary petition in bankruptcy, admits in writing that it is unable to pay its debts as they become due, (iii) makes a general assignment for the benefit of creditors, (iv) files a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of, or consents to, or defaults in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or


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


                           (vi) takes corporate action for the purpose of effecting any of the foregoing;

                  (c) An involuntary petition or complaint is filed against Maker seeking bankruptcy or reorganization or the appointment of a receiver, custodian, trustee, intervenor or liquidator of Maker, or of all or substantially all of its assets, and such petition or complaint is not dismissed within 30 days of the filing thereof, or an order, order for relief, judgment or decree is entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of Maker or appointing a receiver, custodian, trustee, intervenor or liquidator of Maker, or of all or substantially all of its assets; or

                  (d) Maker breaches its agreement to issue warrants for 105,000 shares of Maker's common stock within five business days of the date hereof pursuant to that certain Amendment to Stock Purchase Documents, dated the date hereof, by and among Maker, Payee and the other sellers party thereto, or Maker fails to issue shares of its common stock to Payee upon proper exercise of such warrant.

         10. No Setoff for Purchase Agreement. Maker acknowledges that payment under this Note may not be withheld, excused or setoff for any indemnification or other claim that Maker may have against Payee for breaches of the Stock Purchase Agreement, dated October 30, 1998, by and among Maker, Payee and the other shareholders party thereto, or any other document executed in connection therewith.

         11. Remedies. Upon the occurrence of any Event of Default, the holder hereof may, at its option, declare the entire unpaid balance of principal and accrued interest on this Note to be immediately due and payable; provided that upon the occurrence of any of the Events of Default pursuant to paragraph 9(b) or 9(c) above, this Note will, without any action by Payee, immediately become due and payable without demand for payment, presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and intention to accelerate or any other notice, all of which are expressly waived by Maker.

         12. Binding Effect. This Note will be binding on and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns.

         13. Attorneys Fees. Upon the bringing of any legal action to enforce the terms of this Note, the prevailing party will be entitled recovery of its reasonable attorneys' fees and all costs incurred in addition to any other relief that such party may be entitled to.

         14. Amendment and Restatement. This Note is given in amendment, restatement, renewal and extension of that certain Promissory Note, dated November 1, 1998, in the original principal amount of $1,225,000 by Maker payable to the order of Payee.

         Executed as of the date first written above.

                                FRESH AMERICA CORP.


                                By:
                                   --------------------------------------------
                                Name:
                                    -------------------------------------------
                                Title:
                                      -----------------------------------------


                                       12